Exhibit 99.1
LETTER OF ELECTION AND TRANSMITTAL
To Offer to Exchange Shares of Common Stock
of
S1 CORPORATION
for
0.2800 of a Share of ACI Common Stock
or
$10.00 in Cash,
subject to the proration procedures described in the
Prospectus/Offer to Exchange dated August 30, 2011
and this Letter of Election and Transmittal,
by
ANTELOPE INVESTMENT CO. LLC,
a wholly-owned subsidiary of
ACI WORLDWIDE, INC.

THE EXCHANGE OFFER AND THE WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON WEDNESDAY, SEPTEMBER 28, 2011, UNLESS EXTENDED. S1 SHARES TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER, BUT NOT DURING ANY SUBSEQUENT OFFERING PERIOD.

DESCRIPTION OF SHARES TENDERED
(see Instruction(s) 3 and 4)

Shares Tendered
(Attach additional list, if necessary)
Share
	Certificate	Total Number
Name(s) and Address(es) of Registered Holder(s)	Number(s) and/or	of Shares	Number of
(Please fill in, if blank, exactly as name(s)	indicate Book-Entry	Represented by	Shares
appear on Share Certificate(s))	Shares*	Certificate(s)*	Tendered**

Total Shares

*	If shares are held in book-entry form, you must indicate the number of shares you are tendering.

**	Unless otherwise indicated, it will be assumed that all shares represented by any certificates delivered to the Exchange Agent (as defined below) are being tendered. See Instruction 4.
LOST CERTIFICATES: PLEASE CALL THE TRANSFER AGENT, AMERICAN STOCK TRANSFER & TRUST COMPANY, AT 800-937-5449 TO OBTAIN THE NECESSARY DOCUMENTS TO REPLACE YOUR LOST CERTIFICATES.

The exchange agent for the Exchange Offer is:

By Mail	By Hand or Overnight Delivery:

Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions P.O. Box 64854 St. Paul, MN 55164-0854	(Until 5:00 p.m. Eastern Time at the Expiration Time) Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions 161 N. Concord Exchange South St. Paul, MN 55075-1139
     DELIVERY OF THIS LETTER OF ELECTION AND TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH BELOW, WILL NOT CONSTITUTE A VALID DELIVERY.
     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF ELECTION AND TRANSMITTAL SHOULD BE READ CAREFULLY AND IN THEIR ENTIRETY BEFORE THIS LETTER OF ELECTION AND TRANSMITTAL IS COMPLETED.
     This Letter of Election and Transmittal is to be used for the exchange of shares of common stock, par value $0.01 per share (the “S1 Shares”), of S1 Corporation, a Delaware corporation (“S1”). Tendering S1 stockholders may use this form if certificates evidencing S1 Shares are to be forwarded herewith or, unless an Agent’s Message (as defined in Instruction 2 below) is utilized, if delivery of S1 Shares is to be made by book-entry transfer to the account of Wells Fargo Bank, N.A. (the “Exchange Agent”) at the book-entry transfer facility pursuant to the procedures set forth in the section of the prospectus/offer to exchange dated August 30, 2011 (the “Prospectus/Offer to Exchange”) titled “The Exchange Offer—Procedure for Tendering.” All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus/Offer to Exchange
     Holders whose certificates evidencing S1 Shares are not immediately available or who cannot deliver their certificates evidencing S1 Shares and all other required documents to the Exchange Agent on or prior to the expiration time of the Exchange Offer (as defined herein), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their S1 Shares according to the guaranteed delivery procedures set forth in the section of the Prospectus/Offer to Exchange titled “The Exchange Offer—Procedure for Tendering.” See Instruction 2 below. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.
     The undersigned hereby tenders for exchange the S1 Shares described under “Description of Shares Tendered” below pursuant to the terms and conditions of this Letter of Election and Transmittal and the Prospectus/Offer to Exchange. Such tenders are subject to the elections specified below under the heading “Exchange Offer Election” (the “Exchange Offer Elections”), or if no Exchange Offer Election is specified, will be deemed tendered with no election. See “The Exchange Offer—Consequences of Tendering with No Election” in the Prospectus/Offer to Exchange.

EXCHANGE OFFER ELECTION
(See Instruction 13)

_______	NUMBER OF SHARES TENDERED FOR 0.2800 OF AN ACI SHARE, SUBJECT TO PRORATION AND THE PAYMENT OF CASH IN RESPECT OF FRACTIONAL ACI SHARES.

_______	NUMBER OF SHARES TENDERED FOR $10.00 IN CASH, WITHOUT INTEREST, SUBJECT TO PRORATION.
ANY SHARES TENDERED BUT FOR WHICH NO ELECTION IS MADE ABOVE WILL BE DEEMED TO HAVE BEEN TENDERED WITHOUT AN ELECTION, AND THE TENDERED SHARES WILL BE TREATED AS DESCRIBED IN “THE EXCHANGE OFFER—CONSEQUENCES OF TENDERING WITH NO ELECTION” IN THE PROSPECTUS/OFFER TO EXCHANGE.
LOST CERTIFICATES: PLEASE CALL THE TRANSFER AGENT, AMERICAN STOCK TRANSFER, AT 800-937-5449 TO OBTAIN THE NECESSARY DOCUMENTS TO REPLACE YOUR LOST CERTIFICATES.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY AND IN THEIR ENTIRETY.

NOTE: THIS LETTER OF ELECTION AND TRANSMITTAL
MUST BE SIGNED ON PAGE 9 BELOW.
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.
Ladies and Gentlemen:
     The undersigned hereby tenders to Antelope Investment Co. LLC (“Offeror”), a Delaware limited liability company and a wholly-owned subsidiary of ACI Worldwide, Inc., a Delaware corporation (“ACI”), the above described shares of common stock, par value $0.01 per share (the “S1 Shares”), of S1 Corporation, a Delaware corporation (“S1”), pursuant to Offeror’s offer to exchange for each outstanding S1 Share validly tendered and not properly withdrawn in the Exchange Offer (as defined below), at the election of the holder of such S1 Shares, either of the following:
•	0.2800 of a share of ACI common stock (the “ACI Shares”), par value $0.005 per share (the “Stock Consideration”); or

•	$10.00 in cash, without interest (the “Cash Consideration”), subject to the proration procedures described in the Prospectus/Offer to Exchange and this Letter of Election and Transmittal (together, as each may be amended, supplemented or otherwise modified from time to time, the “Exchange Offer”).
     The aggregate Cash Consideration to be paid by ACI in the Exchange Offer and the Second-Step Merger will not exceed approximately $344.2 million, and the aggregate Stock Consideration to be paid by ACI in the Exchange Offer and the Second-Step Merger will not exceed approximately 5.9 million ACI Shares. S1 stockholders electing either the Cash Consideration or the Stock Consideration will be subject to proration such that not more than 62.0% of the S1 Shares tendered in the Exchange Offer can be exchanged for cash and not more than 38.0% of the S1 Shares tendered in the Exchange Offer can be exchanged for ACI Shares. S1 stockholders who otherwise would be entitled to receive a fractional ACI Share will instead receive cash in lieu of any fractional ACI Share such holder may have otherwise been entitled to receive. See “The Exchange Offer—Elections and Proration” in the Prospectus/Offer to Exchange for a detailed description of the proration procedure and “The Exchange Offer—Cash In Lieu of Fractional ACI Shares” in the Prospectus/Offer to Exchange for a detailed description of the treatment of fractional ACI Shares. The Prospectus/Offer to Exchange and this Letter of Election and Transmittal more fully describe the Exchange Offer. Capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus/Offer to Exchange.
     The undersigned elects to have his, her or its S1 Shares purchased or exchanged pursuant to one or more of the foregoing options, as indicated in the “Exchange Offer Election” section above.
     IF THE UNDERSIGNED FAILS TO PROPERLY MAKE AN EXCHANGE OFFER ELECTION, THE UNDERSIGNED WILL BE DEEMED TO HAVE TENDERED HIS, HER OR ITS S1 SHARES WITH NO ELECTION, AND WILL BE DEEMED TO HAVE ELECTED THE CASH CONSIDERATION. SEE “THE EXCHANGE OFFER—CONSEQUENCES OF TENDERING WITH NO ELECTION” IN THE PROSPECTUS/OFFER TO EXCHANGE.
     Upon the terms and subject to the conditions of the Exchange Offer and effective upon acceptance of the S1 Shares tendered herewith in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Offeror all right, title and interest in and to all of the S1 Shares that are being tendered hereby (and any and all S1 Shares or other securities issued, paid or distributed or issuable, payable or distributable in respect of such Shares on or after August 30, 2011 (collectively, a “Distribution”)), and irrevocably appoints the Exchange Agent the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such S1 Shares (and any Distribution), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates (and any Distribution), or transfer ownership of such Shares (and any Distribution) on the account books maintained by the book-entry transfer facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of ACI, (ii) present such S1 Shares (and any Distribution) for transfer on the books of S1, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such S1 Shares (and any Distribution), all in accordance with the terms of the Exchange Offer.
     The undersigned hereby irrevocably appoints designees of Offeror as the agents, attorneys and proxies of the undersigned, each with full power of substitution, to exercise to the full extent the rights of the undersigned with respect to all of the S1 Shares tendered hereby (and any Distribution) which have been accepted for exchange by Offeror prior to the time of any vote or other action. The assignees of Offeror will, for which such appointment is effective, be empowered to exercise such rights of the undersigned in such manner as each such agent, attorney and proxy or his or her substitute shall in his or her sole discretion deem proper, by written consent or otherwise. This proxy is irrevocable and shall be considered coupled with an interest and is granted in consideration of, and is effective upon, the acceptance for exchange of such S1 Shares by Offeror in accordance with the terms of the Exchange Offer. Such acceptance for exchange shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such S1 Shares (and any Distribution), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective). Offeror reserves the right to require that, in order for the S1 Shares to be deemed validly tendered, immediately upon Offeror’s acceptance of such S1 Shares, Offeror must be able to exercise full voting rights with respect to such S1 Shares (and any Distribution), including without limitation, voting at any meeting of S1 stockholders, subject to applicable law.
     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the S1 Shares tendered hereby (and any Distribution) and that, when the same are accepted for exchange by Offeror, Offeror will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims and will not be transferred to Offeror in violation of any contractual or other restriction on the transfer thereof. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Offeror to be necessary or desirable to complete the sale, assignment and transfer of the S1 Shares tendered hereby (and any Distribution).
     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus/Offer to Exchange, this tender is irrevocable.
     Tender of S1 Shares pursuant to any one of the procedures described in the Prospectus/Offer to Exchange under the caption “The Exchange Offer—Procedure for Tendering” and in the instructions hereto will constitute a binding agreement between the undersigned and Offeror upon the terms and subject to the conditions of the Exchange Offer, including the undersigned’s representation that the undersigned owns the S1 Shares being tendered. The undersigned recognizes that under certain circumstances set forth in the Prospectus/Offer to Exchange, Offeror may not be required to accept for exchange any of the S1 Shares tendered hereby.
     The delivery and surrender of S1 Shares tendered by the undersigned are not effective, and the risk of loss of S1 Shares does not pass to the Exchange Agent, until the Exchange Agent receives this Letter of Election and Transmittal, duly completed and signed, or an agent’s message (as discussed in the Prospectus/Offer to Exchange in the section entitled “The Exchange Offer—Procedure for Tendering”) in connection with a book-entry transfer of S1 Shares, together with all accompanying evidences of authority in form satisfactory to Offeror and any other required documents. The undersigned understands that all questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of S1 Shares will be determined by Offeror in its sole discretion and such determination shall be final and binding upon all tendering S1 stockholders. No tender of S1 Shares is valid until all defects and irregularities in tenders of S1 Shares have been cured or waived and none of ACI, Offeror, the Exchange Agent, the Information Agent, the Dealer Manager or any other person is under any duty to give notification of any defects or irregularities in the tender of any S1 Shares or will incur any liability for failure to give any such notification.
     Unless otherwise indicated below under “Special Payment Instructions,” the undersigned hereby requests that the ACI Shares and/or a check for cash (including any cash paid in lieu of fractional ACI Shares), and the return of any S1 Shares not tendered or not accepted for exchange, be issued in the name(s) of the undersigned (and, in the case of S1 Shares tendered by book-entry transfer, by credit to the applicable account at the book-entry transfer facility designated above as tendering such S1 Shares). The undersigned recognizes that Offeror has no obligation, pursuant to the “Special Payment Instructions,” to transfer any S1 Shares from the name of the registered holder(s) thereof if Offeror does not accept for exchange any of the S1 Shares so tendered.
     Similarly, unless otherwise indicated below under “Special Delivery Instructions,” the undersigned hereby requests that the ACI Shares and/or a check for cash (including any cash paid in lieu of fractional ACI Shares) and any share certificates not tendered or not accepted for exchange (and accompanying documents, as appropriate) be mailed to the undersigned at the address shown above in “Description of Shares Tendered.”

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
     To be completed ONLY if the certificates for ACI Shares (or, at Offeror’s election, evidence of book-entry of ACI Shares), the check for cash payable pursuant to the Exchange Offer (less applicable withholding taxes and without interest), if applicable, are to be issued in the name of someone other than the registered holder(s) listed above in the box titled “Description of Shares Tendered.”
Issue as follows:
☐ Check                 ☐ Share Certificate(s) to:

Name:

(Please Print)

Address:

(Zip Code)

Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:

(See Form W-9 attached; foreign stockholder see appropriate Form W-8)

SPECIAL DELIVERY INSTRUCTIONS
     To be completed ONLY if the certificates for ACI Shares (or, at Offeror’s election, evidence of book-entry of ACI Shares), the check for cash payable pursuant to the Exchange Offer (less applicable withholding taxes and without interest), if applicable, are to be sent to an address other than the address(es) of the registered holders(s) listed above in the box titled “Description of Shares Tendered.”
Mail as follows:

Name:

(Please Print)

Address:

(Zip Code)

Area Code and Telephone Number:

IMPORTANT—SIGN HERE
(Please Complete Form W-9 Attached)

Dated:	___________________

(Signature(s) of Stockholder(s))
(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificates or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5 below.)

Name:

(Please Print)

Capacity (Full Title):

Address:

(Zip Code)

Area Code and Telephone Number:

PLACE MEDALLION GUARANTEE IN SPACE BELOW

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Election and Transmittal if (a) the Letter of Election and Transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the shares) of S1 Shares and such holder(s) have not completed either the box titled “Special Issuance Instructions” on this Letter of Election and Transmittal or (b) if S1 Shares are tendered for the account of a financial institution that is a member of the Securities Transfer Agents Medallion Signature Program or by any other “Eligible Guarantor Institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an “Eligible Institution”). In all other cases, all signatures on this Letter of Election and Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.
     2. Requirements of Tender. This Letter of Election and Transmittal is to be completed by S1 stockholders either if certificates evidencing S1 Shares are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of the S1 Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in the Prospectus/Offer to Exchange. For a S1 stockholder to validly tender S1 Shares pursuant to the Exchange Offer, either (a) a properly completed and duly executed Letter of Election and Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent’s Message (in connection with book-entry transfer of the shares) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the expiration time of the Exchange Offer and either (i) certificates evidencing S1 Shares must be received by the Exchange Agent at one of such addresses prior to the expiration time of the Exchange Offer or (ii) all S1 Shares delivered electronically must be delivered pursuant to the procedures for book-entry transfer set forth herein and in the Prospectus/Offer to Exchange, and a book-entry confirmation must be received by the Exchange Agent prior to the expiration time of the Exchange Offer or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in the Prospectus/Offer to Exchange.
     Stockholders whose certificates evidencing S1 Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the expiration time of the Exchange Offer or who cannot comply with the book-entry transfer procedures on a timely basis may tender their S1 Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in the Prospectus/Offer to Exchange.
     Pursuant to such guaranteed delivery procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by ACI and Offeror, must be received by the Exchange Agent prior to the expiration time of the Exchange Offer and (c) certificates evidencing S1 Shares, in proper form for transfer (or a book-entry confirmation with respect to all tendered S1 Shares), together with a properly completed and duly executed Letter of Election and Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and other documents required by this Letter of Election and Transmittal must be received by the Exchange Agent within three NASDAQ trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which the NASDAQ is open for business.
     The term “Agent’s Message” means a message, transmitted by the book-entry transfer facility to, and received by, the Exchange Agent and forming a part of the book-entry confirmation which states that the book-entry transfer facility has received an express acknowledgement from the participant in the book-entry transfer facility tendering the S1 Shares that are the subject of such book-entry confirmation, that such participant has received and agrees to be bound by the terms of this Letter of Election and Transmittal and that ACI may enforce such agreement against the participant.
     THE METHOD OF DELIVERY OF THE S1 SHARES, THIS LETTER OF ELECTION AND TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING S1 STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH

RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
     No alternative, conditional or contingent tenders will be accepted and no fractional S1 Shares will be accepted for tender or exchanged. By execution of this Letter of Election and Transmittal (or a manually signed facsimile hereof), all tendering S1 stockholders waive any right to receive any notice of the acceptance of their S1 Shares for exchange.
     3. Inadequate Space. If the space provided herein under “Description of Shares Tendered” is inadequate, the number of S1 Shares tendered and the certificate numbers evidencing such S1 Shares, if applicable, should be listed on a separate signed schedule and attached hereto.
     4. Partial Tenders. If fewer than all S1 Shares evidenced by any certificate delivered to the Exchange Agent are to be tendered hereby, fill in the number of S1 Shares that are to be tendered in the box titled “Number of Shares Tendered.” In such cases, new certificates evidencing the remainder of the S1 Shares that were evidenced by the old certificates, but that were not tendered, will be sent to the registered holder(s) at the address(es) listed above in the box titled “Description of Shares Tendered” as soon as practicable after the expiration time of the Exchange Offer or the termination of the Exchange Offer. All S1 Shares evidenced by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.
     5. Signatures on Letter of Election and Transmittal; Stock Powers and Endorsements. If this Letter of Election and Transmittal is signed by the registered holder(s) of S1 Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates evidencing such S1 Shares without alteration, enlargement or any other change whatsoever.
     If any S1 Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Election and Transmittal.
     If any S1 Shares tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Election and Transmittal as there are different registrations of such S1 Shares.
     If this Letter of Election and Transmittal is signed by the registered holder(s) of S1 Shares tendered hereby, no endorsements of certificates evidencing S1 Shares or separate stock powers are required, unless the ACI Shares are to be issued to, or certificates evidencing S1 Shares not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s). If this Letter of Election and Transmittal is signed by a person other than the registered holder(s) of the certificate(s) evidencing S1 Shares tendered, the certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) or stock powers must be guaranteed by an Eligible Institution.
     If this Letter of Election and Transmittal or any certificate evidencing S1 Shares or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Offeror of such person’s authority so to act must be submitted.
     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Offeror will pay all stock transfer taxes with respect to the transfer of any S1 Shares to it, or by its order, pursuant to the Exchange Offer. If, however, issuance of ACI Shares is to be made to, or certificate(s) evidencing S1 Shares not tendered or not accepted for exchange are to be issued in the name of, any person other than the registered holder(s) or if tendered certificates evidencing S1 Shares are registered in the name of any person other than the person(s) signing the Letter of Election and Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of such issuance or transfer to such other person will be deducted from the consideration to be received by such stockholder for the exchange of such S1 Shares in the Exchange Offer, unless evidence satisfactory to Offeror of the payment of such taxes, or exemption therefrom, is submitted.

     7. Special Issuance and Delivery Instructions. If certificates (or, at Offeror’s election, evidence of book-entry transfer) for ACI Shares and, if applicable, any S1 Shares not tendered or not accepted for exchange or a check for cash (including any cash in lieu of fractional ACI Shares) are to be issued in the name of and/or returned to, a person other than the registered holder(s) listed above in the box titled “Description of Shares Tendered,” the appropriate boxes on this Letter of Election and Transmittal should be completed.
     8. Backup Withholding; Substitute Form W-9; Form W-8. Each tendering S1 stockholder is required to provide the Exchange Agent with the S1 stockholder’s correct taxpayer identification number (“TIN”), generally the S1 stockholder’s social security or federal employer identification number, on the Substitute Form W-9, which is provided under “Important Tax Information” below or, alternatively, to establish another basis for exemption from backup withholding. A S1 stockholder must cross out item (2) in the Certification box on Substitute Form W-9 if such S1 stockholder is subject to backup withholding. Failure to provide the information on the form may subject the tendering S1 stockholder to a $50 penalty imposed by the Internal Revenue Service and to applicable federal income tax backup withholding on payments made to the S1 stockholder or other payee with respect to the Exchange Offer. The box in Part III of the form should be checked if the tendering S1 stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part III is checked and the Exchange Agent is not provided with a TIN, the Exchange Agent will withhold the applicable backup withholding amount from all payments with respect to the S1 Shares to be purchased until a TIN is provided to the Exchange Agent. In any case, 60 days after the payment date the Exchange Agent will remit the withheld amount to the IRS. Each tendering S1 stockholder that is a foreign person, including entities, must submit an appropriate properly completed Internal Revenue Service Form W-8 certifying, under penalties of perjury, to such S1 stockholder’s foreign status in order to establish an exemption from backup withholding. An appropriate form W-8 can be obtained from the Exchange Agent.
     9. Mutilated, Lost, Stolen or Destroyed Certificates. If the certificate(s) representing S1 Shares to be tendered have been mutilated, lost, stolen or destroyed, stockholders should immediately contact American Stock Transfer & Trust Company, the transfer agent for S1 Shares. The transfer agent will provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. This Letter of Election and Transmittal and related documents cannot be processed until the mutilated, lost, stolen or destroyed certificates have been replaced and the replacement certificates have been delivered to the Exchange Agent with this Letter of Election and Transmittal.
     10. Waiver of Conditions. Except as described in the Prospectus/Offer to Exchange, the conditions of the Exchange Offer may be waived, in whole or in part, by Offeror, in its discretion, at any time and from time to time, in the case of any S1 Shares tendered.
     11. Questions and Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, or the Dealer Manager at its address and telephone number, in each case, as set forth on the back page of this Letter of Election and Transmittal. Requests for additional copies of the Prospectus/Offer to Exchange, this Letter of Election and Transmittal, the Notice of Guaranteed Delivery and the IRS Form W-9 may be directed to the Information Agent. Stockholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Exchange Offer.
     12. Withdrawal of Tenders. A tender of S1 Shares may be withdrawn at any time prior to the expiration date for the Exchange Offer (or such later time as described in the Prospectus/Offer to Exchange under “The Exchange Offer—Withdrawal Rights”) by delivery to the Exchange Agent at its address set forth on the cover of this Letter of Election and Transmittal of a written or facsimile notice of withdrawal in accordance with the instructions set forth in the Prospectus/Offer to Exchange. Notices of withdrawal must be received by the Exchange Agent prior to the Expiration Time.
     13. Election Procedure; Revocation or Change of Election. The “Exchange Offer Election” section must be completed if you desire to elect the type of consideration to be received in exchange for the S1 Shares being tendered hereby. If an election is not properly made, the tendering S1 stockholder will be deemed to have been tendered without an election, and the tendered S1 Shares will be deemed to have elected the Cash Consideration as described in “The Exchange Offer—Consequences of Tendering with No Election” in the Prospectus/Offer to Exchange.

     Exchange Offer elections (whether actual or deemed) are irrevocable, except that S1 Shares tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Time. After an effective withdrawal, S1 Shares may be retendered with another election or with no election by submitting to the Exchange Agent a completed replacement of this Letter of Election and Transmittal (and any other documents required in connection with the Exchange Offer for properly tendering S1 Shares) prior to the Expiration Time.
     14. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of S1 Shares and any notice of withdrawal will be determined by Offeror, in its discretion, which determination shall be final and binding to the fullest extent permitted by law. Offeror reserves the absolute right to reject any and all tenders of S1 Shares determined by it to not be in proper form or the acceptance of or exchange for which may, in the opinion of Offeror’s counsel, be unlawful. Offeror also reserves the absolute right to waive any defect or irregularity in the tender of any S1 Shares of any particular S1 stockholder, whether or not similar defects or irregularities are waived in the case of other S1 stockholders. No tender of S1 Shares will be deemed to be validly made until all defects and irregularities with respect thereto have been cured or waived. None of ACI, Offeror or any of their affiliates or assigns, the Dealer Manager, the Information Agent, the Exchange Agent or any other person is or will be obligated to give notice of any defect or irregularity in the tender of S1 Shares, or to waive any such defect or irregularity, and none of them will incur any liability for failure to give any such notice or waiver. Offeror’s interpretation of the terms and conditions of the Exchange Offer, including the Letter of Election and Transmittal, will be final and binding to the fullest extent permitted by law.
     IMPORTANT: THIS LETTER OF ELECTION AND TRANSMITTAL, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME OF THE EXCHANGE OFFER AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR S1 SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION TIME OF THE EXCHANGE OFFER, OR THE TENDERING S1 STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.
     Facsimiles of this Letter of Election and Transmittal, properly completed and duly signed, will be accepted. In such case, a Letter of Election and Transmittal and certificates evidencing S1 Shares and any other required documents should be sent or delivered by each stockholder or such stockholder’s broker, dealer, commercial bank, trust company or other nominee to the Exchange Agent at one of its addresses.
     ACI and Offeror are not aware of any jurisdiction where the making of the Exchange Offer or the tender of S1 Shares in connection therewith would not be in compliance with the laws of such jurisdiction. If ACI and Offeror become aware of any jurisdiction in which the making of the Exchange Offer or the tender of S1 Shares in connection therewith would not be in compliance with applicable law, ACI and Offeror will make a good faith effort to comply with any such law. If, after such good faith effort, ACI and Offeror cannot comply with any such law, the Exchange Offer will not be made to (nor will tenders be accepted from or on behalf of) the holders of S1 Shares in such jurisdiction. In any jurisdiction where the securities, blue sky or other laws require the Exchange Offer to be made by a licensed broker or dealer, the Exchange Offer shall be deemed to be made on behalf of ACI, through Offeror, by the dealer manager or by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

IMPORTANT TAX INFORMATION
     TO ENSURE COMPLIANCE WITH U.S. TREASURY DEPARTMENT CIRCULAR 230, S1 STOCKHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES IN THIS LETTER OF ELECTION AND TRANSMITTAL IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY S1 STOCKHOLDERS, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON S1 STOCKHOLDERS UNDER THE U.S. INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS WRITTEN IN CONNECTION WITH THE PROMOTION OF MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) S1 STOCKHOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM THEIR OWN INDEPENDENT TAX ADVISORS.
     Under federal income tax laws, a S1 stockholder whose tendered S1 Shares are accepted for payment is required to provide the Exchange Agent (as payor) with such S1 stockholder’s correct TIN on the Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such S1 stockholder is an individual, the TIN is his or her social security number or individual taxpayer identification number, as the case may be. If the Exchange Agent is not provided with the TIN, a $50 penalty may be imposed on you by the Internal Revenue Service, and payments made with respect to S1 Shares purchased pursuant to the Exchange Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.
     Certain S1 stockholders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding requirements. Exempt S1 stockholders (other than foreign persons) should furnish their TIN, check the box in Part II of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. A foreign person, including an entity, may qualify as an exempt recipient by submitting to the Exchange Agent an appropriate, properly completed Internal Revenue Service Form W-8BEN, W-8ECI, W-8EXP or W-8IMY (a “Form W-8”), as the case may be, signed under penalties of perjury, certifying to that S1 stockholder’s foreign status. An appropriate Form W-8 can be obtained from the Exchange Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.
     If backup withholding applies, the Exchange Agent is required to withhold the applicable backup withholding amount of any payments made to the S1 stockholder or other payee. Backup withholding is not an additional federal income tax. Rather, any federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.
PURPOSE OF SUBSTITUTE FORM W-9
     To prevent backup withholding on payments made to tendering S1 stockholders pursuant to the Exchange Offer, the S1 stockholder is required to provide the Exchange Agent with either (i) the S1 stockholder’s correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such S1 stockholder is awaiting a TIN) and that the S1 stockholder is not subject to backup withholding because (a) the S1 stockholder is exempt from backup withholding, (b) the S1 stockholder has not been notified by the Internal Revenue Service that the S1 stockholder is subject to backup withholding as a result of failure to report all interest or dividends or (c) the Internal Revenue Service has notified the S1 stockholder that the S1 stockholder is no longer subject to backup withholding; or (ii) another adequate basis for exemption.
WHAT NUMBER TO GIVE THE EXCHANGE AGENT
     The S1 stockholder is required to give the Exchange Agent the TIN (e.g., social security number, individual taxpayer identification number or employer identification number) of the registered S1 stockholder. If the S1 Shares are held in more than one name or are held not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

SUBSTITUTE	PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Part I—Social Security Number OR Employer Identification Number
Form W-9

	Name	(If awaiting TIN, write “Applied For”)
Department of the Treasury Internal Revenue Service

Payer’s Request for Taxpayer Identification Number (TIN)	Business Name Please check appropriate box ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other	Part II—For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, check the Exempt box below, and complete the Substitute Form W-9.
Exempt ☐

Address

Part III

City, State, Zip Code
Awaiting TIN ☐

Please complete the Certificate of Awaiting Taxpayer Number below.

CERTIFICATION—UNDER PENALTIES OF PERJURY
Under penalties of perjury, I certify that:

(1)	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)	I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)	I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. (Also see instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9).

SIGNATURE:	DATE:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
BOX IN PART III OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable payments made to me will be withheld until I provide a taxpayer identification number.

SIGNATURE:	DATE:

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the TAXPAYER IDENTIFICATION NUMBER of–
1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)
4.b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single owner LLC account	The owner(3)
6.	A valid trust, estate, or pension trust	The legal entity (4)
7.	Corporate or LLC electing corporate status on Form 8832or Form 2553	The corporation
8.	Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization
9.	Partnership or multi-member LLC account	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
12.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor (5)
13.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section1.671-4(b)(2)(i)(B))	The trust

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s Social Security number.

(3)	If the owner is an individual, you must show your individual name, and you may also enter your business name, on the business name line and may use either your Social Security number or your employer identification number (if you have one).

(4)	List first and circle the name of the legal trust, estate or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

(5)	Grantor also must provide a Form W-9 to trustee of trust.
NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

RESIDENT ALIEN INDIVIDUALS: If you are a resident alien individual and you do not have, and are not eligible to get, a Social Security number, your taxpayer identification number is your individual taxpayer identification number (“ITIN”) as issued by the Internal Revenue Service. Enter it on the portion of the Substitute Form W-9 where the Social Security number would otherwise be entered. If you do not have an ITIN, see “Obtaining a Number” below.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9 Page 2
     Obtaining a Number. If you do not have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. You may also obtain such forms from the IRS’s website at irs.gov. Resident alien individuals who are not eligible to get a Social Security number and need an ITIN should obtain Form W-7, Application for Individual Taxpayer Identification Number, from the IRS.
     Payees and Payments Exempt from Backup Withholding. The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except the payee in item (9). For broker transactions, (i) payees listed in items (2) through (13), (ii) a “C corporation,” and (iii) a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. For barter exchange transactions and patronage dividends, payees listed in items (2) through (6) are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). Unless otherwise indicated, all “section” references are to sections of the Internal Revenue Code of 1986, as amended (the “Code”):
     (1) A corporation.
     (2) An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).
     (3) The United States or any of its agencies or instrumentalities.
     (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
     (5) A foreign government or any of its political subdivisions, agencies or instrumentalities.
     (6) An international organization or any of its agencies or instrumentalities.
     (7) A foreign central bank of issue.
     (8) A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United
           States.
     (9) A futures commission merchant registered with the Commodity Futures Trading Commission.
     (10) A real estate investment trust.
     (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.
     (12) A common trust fund operated by a bank under section 584(a).
     (13) A financial institution.
     (14) A middleman known in the investment community as a nominee or custodian.
     (15) A trust exempt from tax under section 664 or described in section 4947.
     Payments of dividends and patronage dividends not generally subject to backup withholding include the following: payments to nonresident aliens subject to withholding under section 1441 of the Code; payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner; payments of patronage dividends where the amount received is not paid in money; payments made by certain foreign organizations; Section 404(k) distributions made by an ESOP.
     Payments of interest not generally subject to backup withholding include the following: payments of interest on obligations issued by individuals (note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of your trade or business and you have not provided your correct taxpayer identification number to the payer); payments of tax-exempt interest (including exempt-interest dividends under section 852); payments described in section 6049(b)(5) of the Code to non-resident aliens; payments on tax-free covenant bonds under section 1451 of the Code; payments made by certain foreign organizations; payments of mortgage or student loan interest to you.
     Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER AN APPROPRIATE COMPLETED INTERNAL REVENUE SERVICE FORM W-8.
     Certain payments other than interest, dividends and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code and the Treasury regulations promulgated thereunder.
     Privacy Act Notice. Section 6109 requires most recipients of dividend, interest, or other payments to give their correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
Penalties
     (1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
     (2) Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
     (3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

     Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, or the Dealer Manager at its address and telephone number, in each case, as set forth below. Requests for additional copies of the Prospectus/Offer to Exchange, this Letter of Election and Transmittal, the Notice of Guaranteed Delivery and the IRS Form W-9 may be directed to the Information Agent. S1 stockholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Exchange Offer.
The exchange agent for the Exchange Offer is:

By Mail	By Hand or Overnight Delivery:
Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions P.O. Box 64854 St. Paul, MN 55164-0854	(Until 5:00 p.m. Eastern Time at the Expiration Time) Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions 161 N. Concord Exchange South St. Paul, MN 55075-1139
     Any questions or requests for assistance may be directed to the information agent or the dealer manager at their respective addresses or telephone numbers set forth below. Additional copies of the Prospectus/Offer to Exchange, this Letter of Election and Transmittal and the Notice of Guaranteed Delivery may be obtained from the information agent at its address and telephone numbers set forth below. S1 stockholders may also contact their brokers, dealers, commercial banks or trust companiess or other nominees for assistance concerning the Exchange Offer.
The information agent for the Exchange Offer is:
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders May Call Toll Free: (888) 750-5834
Banks and Brokers May Call Collect: (212) 750-5833
The dealer manager for the Exchange Offer is:
Wells Fargo Securities, LLC
375 Park Avenue, 4th Floor
New York, New York 10022
Call Toll-Free: (800) 532-2916